Exhibit 99.1

Innovative Software Technologies Announces
the Acquisition of Live Riot, Inc.

TAMPA, FL (GLOBENEWSWIRE) September 12, 2013 -- Innovative Software Technologies, Inc. (INIV) announces the acquisition of Live Riot, Inc., a Los Angeles-based technology company (Live Riot).

Live Riot has developed patent pending technology embedded in its LiveRiotTM application for iPhones (soon available on android).  LiveRiotTM enables music lovers to video record artists at venues and festivals and then automatically synchronize those recordings with top quality sound from the event.  LiveRiotTM also enables the user to "Share the ShowTM" online to create complete experiences from various angles recorded by other users.

Robert James, President of Live Riot, said, "This partnership ensures that LiveRiotTM will get wide-spread distribution to create a community dedicated to live music at the local level.  Innovative's existing solutions work synergistically with our technology to provide an interactive evening of live music documentation for the concert-goers, venue owners and artists."

Jake Wand, President of Innovative Software Technologies, stated, "This is an exciting time in the evolution of Innovative.  We will continue to seek out companies like Live Riot, Inc. that offer creative product offerings and integrate them into our existing solutions.  We are pleased with the progress we continue to make in executing our business plan.”

About Innovative Software Technologies

Innovative Software Technologies, Inc.’s (www.inivcompanies.com) mission is to find and bring to market cutting edge technologies that are synergistic with our current technologies and that are market ready.  Innovative, through its Opt-in SMART (www.optinsmart.com), is a fully integrated Social Marketing And Retention Technology platform that gives businesses an easy to use, affordable, and centralized marketing solution, helping small to medium-sized businesses acquire, maintain and retain customers via the Internet. The Opt-in SMART platform includes local listings; citation management; email, text message, and video marketing; reputation management; social media tools; and review and posting management. Innovative delivers these solutions through a combination of its proprietary technology platform, its direct “feet on the street” sales force of Internet Marketing Consultants, and through select third party agencies and resellers. Innovative Software Technologies, Inc. is headquartered in Tampa, Florida.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company's future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein are included in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Investor Relations Contact:
Innovative Software Technologies, Inc.
Peter Peterson
813-448-6794
PPeterson@inivcompanies.com

Source: Innovative Software Technologies, Inc.